FUND PROFILE



                                 Small Cap Value

                                 INVESTOR CLASS

                                 August _, 1998


                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

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 This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest. You may obtain the prospectus and othe information about the fund at no cost by calling us, accessing our Web site or visiting one of our Investor Centers.
              See the back cover for our phone numbers and address.

                             AMERICAN CENTURY GROUP




                                 SMALL CAP VALUE

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

        Small Cap Value seeks long-term capital growth by investing primarily in common stocks. Income is a secondary objective.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

        The fund managers look for stocks of smaller companies that they believe are undervalued at the time of purchase. The managers use a "value" investment strategy that looks for companies that are temporarily out of favor in the market. The fund managers attempt to purchase the stock of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the fund managers look for companies whose earnings, cash flows and/or assets may not be reflected accurately in the companies' stock prices, or companies whose dividend payments appear high when compared to the stock prices.

        The fund invests primarily in equity securities of smaller companies. These smaller companies have a market capitalization (the number of shares times the share price) at the time of investment which is not greater than that of the largest company contained in the S&P/Barra Small-Cap 600 Value Index. As of December 31, 1997, the largest company contained in the index had a market capitalization of approximately $2.3 billion, while the median company contained in the index had a market capitalization of $387 million. The S&P/Barra Small-Cap 600 Value Index is an unmanaged stock index which tracks the performance of small companies which may be attractive to investors using the value style of investing.

        Although Small Cap Value will invest primarily in equity securities, it also may invest up to 35% of its assets in other types of securities consistent with the accomplishment of its objective of capital growth. When the managers believe that it is prudent, they also may invest assets in non-leveraged futures and options. Futures and options can help the fund's cash assets remain liquid while performing more like stocks.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

     * As with all funds, at any given time, the value of your shares of the fund may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money. Additionally, an investment in the fund is not a bank deposit, nor is it insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

     * The value of the fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities Small Cap Value owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

     * If the market does not consider the individual stocks purchased by Small Cap Value to be undervalued, the value of the fund's shares may not rise as high as other funds and may in fact decline, even if stock prices are generally increasing.

     * Market performance tends to be cyclical, and in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

        In summary, Small Cap Value is intended for investors who seek long-term capital growth through an equity fund investing in smaller companies utilizing the value style of investing and who are willing to accept the risks associated with that investment strategy.

4. WHAT ARE THE FUND'S FEES AND EXPENSES?

        There are no sales loads, fees or other charges to buy fund shares directly from American Century, to reinvest dividends in additional shares, to exchange into the Investor Class of other American Century funds, or to redeem your shares. The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SMALL CAP VALUE                                    AMERICAN CENTURY INVESTMENTS


      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
           Management Fee                                 1.25%
           Distribution and/or 12b-1 Fees                  None
           Other Expenses(1)                              0.00%
           Total Annual Fund Operating Expenses           1.25%

     (1) Other expenses include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses.

           EXAMPLE OF HYPOTHETICAL FUND COSTS
               Assuming you...
              * invest $10,000 in the fund
              * redeem your shares at the end of the periods shown below
              * earn a 5% return each year
              * incur the same operating expenses shown above
               ...your cost of investing in the fund would be:

                   1 year         3 years        5 years         10 years
                  --------------------------------------------------------
                    $130           $390           $680            $1,500

5. WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

        American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century uses teams of portfolio managers, assistant portfolio managers and analysts working together to manage our mutual funds. The portfolio managers on the Value team are:

        PETER A. ZUGER, Vice President and Portfolio Manager, joined American Century in June 1993 as a manager of Value and other American Century value-oriented funds.

        R. TODD VINGERS, Portfolio Manager, joined American Century in August 1994 as an Investment Analyst. In February 1998, he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Vingers attended the University of Chicago Graduate School of Business, where he obtained his M.B.A. degree.

6. HOW DO I BUY FUND SHARES?

     *    Complete and return the enclosed application

     *    Call us and exchange shares from another American Century fund

     *    Call us and send your investment by bank wire transfer

        Your initial investment must be $2,500 ($1,000 for traditional IRAs, Roth IRAs and UGMA/UTMA accounts), unless you establish an automatic investment plan of at least $50 per month. If the value of your account falls below the account minimum, your shares may be redeemed involuntarily

7. HOW DO I SELL FUND SHARES?

        You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in Small Cap Value for shares in nearly 70 other mutual funds offered by American Century. Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.

8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

        Small Cap Value pays distributions of substantially all of its income and realized capital gains once a year, usually in December. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Distributions are reinvested automatically in additional shares unless you choose another option.

9. WHAT SERVICES ARE AVAILABLE?

        American Century offers several ways to make it easier for you to manage your account, such as:

     *    telephone transactions

     *    wire and electronic funds transfers

     *    24-hour Automated Information Line transactions

     *    24-hour online Internet account access and transactions

        You may find more information about these choices in our Investor Services Guide, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.


FUND PROFILE                                                    SMALL CAP VALUE


        Information contained in our Investor Services Guide pertains to shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

        If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call an Institutional Services Representative at 1-800-345-3533.


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[american century logo(reg.sm)]
            American
        Century(reg.tm)


American Century Investments
P.O. Box 419200
Kansas City, Missouri 64141-6200

www.americancentury.com

Investor Services
1-800-345-2021 or 816-531-5575

Automated Information Line
1-800-345-8765

Institutional, Corporate, Keogh, SEP/SARSEP,
SIMPLE and 403(b) Services
1-800-345-3533

Telecommunications Device for the Deaf
1-800-634-4113 or 816-444-3485

Fax
816-340-7962



SH-BRO-12624   9807

Funds Distributor, Inc.
(c) 1998 American Century Services Corporation